Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 96.9%
Aerospace & Defense – 2.0%
BWX Technologies Inc	35,454	$2,337,837
Banks – 12.1%
Ameris Bancorp	58,422	3,067,739
Atlantic Union Bankshares Corp	82,211	3,153,614
First Horizon National Corp	194,783	3,293,781
Fulton Financial Corp	149,998	2,554,466
Great Western Bancorp Inc	64,547	1,955,129
		14,024,729
Building Products – 2.4%
American Woodmark Corp*	27,854	2,745,847
Chemicals – 3.5%
Innospec Inc	19,308	1,982,739
WR Grace & Co	34,565	2,069,061
		4,051,800
Commercial Services & Supplies – 5.1%
IAA Inc*	31,305	1,726,158
KAR Auction Services Inc*	163,407	2,451,105
UniFirst Corp/MA	7,846	1,755,229
		5,932,492
Communications Equipment – 2.0%
F5 Networks Inc*	11,047	2,304,625
Construction & Engineering – 1.4%
EMCOR Group Inc	14,653	1,643,480
Construction Materials – 1.7%
Eagle Materials Inc	14,699	1,975,693
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	113,776	2,066,172
Electrical Equipment – 4.6%
Encore Wire Corp	22,716	1,524,925
GrafTech International Ltd	203,037	2,483,142
Thermon Group Holdings Inc*	67,535	1,316,257
		5,324,324
Electronic Equipment, Instruments & Components – 1.3%
Vontier Corp*	50,766	1,536,687
Equity Real Estate Investment Trusts (REITs) – 7.0%
Americold Realty Trust	67,989	2,615,537
Equity LifeStyle Properties Inc	26,003	1,654,831
Lamar Advertising Co	15,917	1,494,925
Sunstone Hotel Investors Inc*	186,422	2,322,818
		8,088,111
Food & Staples Retailing – 2.5%
Casey's General Stores Inc	13,624	2,945,373
Food Products – 3.0%
Nomad Foods Ltd*	125,011	3,432,802
Health Care Providers & Services – 2.4%
Henry Schein Inc*	40,139	2,779,224
Hotels, Restaurants & Leisure – 2.1%
Cracker Barrel Old Country Store Inc	14,167	2,449,191
Household Durables – 1.8%
Leggett & Platt Inc	45,151	2,061,143
Industrial Conglomerates – 1.9%
Carlisle Cos Inc	13,188	2,170,481
Information Technology Services – 1.9%
WNS Holdings Ltd (ADR)*	29,908	2,166,535
Insurance – 4.0%
Hanover Insurance Group Inc	14,551	1,883,772
Hartford Financial Services Group Inc	40,935	2,734,049
		4,617,821
Internet & Direct Marketing Retail – 1.8%
Qurate Retail Inc	174,645	2,053,825
Machinery – 2.5%
Lincoln Electric Holdings Inc	11,080	1,362,175
Oshkosh Corp	12,597	1,494,760
		2,856,935
Metals & Mining – 2.7%
Commercial Metals Co	102,647	3,165,633
Multi-Utilities – 3.0%
Black Hills Corp	52,056	3,475,779

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels – 1.4%
Marathon Petroleum Corp	31,117	$1,664,448
Semiconductor & Semiconductor Equipment – 4.5%
CMC Materials Inc	16,145	2,854,275
Maxim Integrated Products Inc	25,909	2,367,305
		5,221,580
Software – 2.0%
CDK Global Inc	42,151	2,278,683
Textiles, Apparel & Luxury Goods – 6.6%
Carter's Inc*	27,659	2,459,715
Columbia Sportswear Co	18,418	1,945,493
Levi Strauss & Co	69,219	1,655,026
Steven Madden Ltd	41,252	1,537,050
		7,597,284
Thrifts & Mortgage Finance – 4.0%
Washington Federal Inc	60,626	1,867,281
WSFS Financial Corp	55,743	2,775,444
		4,642,725
Trading Companies & Distributors – 3.9%
H&E Equipment Services Inc	53,056	2,016,128
MSC Industrial Direct Co Inc	27,193	2,452,537
		4,468,665
Total Common Stocks (cost $92,354,530)		112,079,924
Repurchase Agreements– 3.4%
ING Financial Markets LLC, Joint repurchase agreement, 0.0050%, dated 3/31/21, maturing 4/1/21 to be repurchased at $3,900,001 collateralized by $3,792,779 in U.S. Treasuries 0% - 5.5000%, 4/13/21 - 2/15/45 with a value of $3,978,001((cost $3,900,000)	$3,900,000	3,900,000
Total Investments (total cost $96,254,530) – 100.3%		115,979,924
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(325,388)
Net Assets – 100%		$115,654,536

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$110,380,587	95.2%
United Kingdom	3,432,802	2.9
India	2,166,535	1.9

Total	$115,979,924	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$112,079,924	$-	$-
Repurchase Agreements	-	3,900,000	-
Total Assets	$112,079,924	$3,900,000	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70295 05-21